WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163

JORE CORPORATION                                                     Page 1 of 3
LOCKBOX ACCOUNT                                          Account No: 513-0001216
45000 HIGHWAY 93 S
RONAN MT 59864
                                                   Statement Start Date:09/01/01
                                                     Statement End Date:09/30/01

                           For Customer Assistance:
                           Call your Customer Service 0fficer or Client Services 1-800-AT WELLS (289-3557} 5:00 AM to 6:00 PM Pacific
                           Time Monday - Friday

Account Number                 Beginning Balance                Ending Balance

WellsOne Account Number
513-0001216                               0.00                          0.00

Credits
  Electronic Deposits/Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Sep 04       22,832.01          Lowe's Companies Trade Pmt REF*
                                                CK*0061543\DTM*097*20010828\
                Sep 04    3,109,528.23          Sears, Roebuck A EDI/Eftpmt 0108
                                                29 000364844 REF*TN*E51726\
                Sap 04      135,464.44          Lowe's Companies Trade Pmt REF*
                                                CK*0061681\DTM*097*20010829\
                Sep 04        6,710.60          Lowe's Companies Trade Pmt REF*
                                                CK*0061792\DTM*097*20010830\
                Sep 10      993,932.24          Lowe's Companies Trade Pmt REF*
                                                CK*0062062\DTM*097*20010904\
                Sep l0       14,127.77          Lowe's Companies Trade Pmt REF*
                                                CK*0062122\DTM*097*20010905\
                Sep 10        1,848.59          Sears, Roebuck A EDI/Eftpmt 0109
                                                07 266619 REF*1*20010907153206E
                Sep 10       14,268.40          WT Fed#00018 The Tokai Bank, Lt/
                                                Org=Makita (Uk) Ltd Srf#01091009
                                                312220 Trn#010910016564 Rfb#251-
                                                87225
                Sep 11       24,489.77          Lowe's Companies Trade Pmt REF*
                                                CK*0062320\DTM*097*200109065\
                Sep 20       11,561.40          Sears EDI/Eftpmt 010919 266619
                                                REF*1 *20010919171407E
                Sep 25       16,104.05          Lowe's Companies Trade Pmt REF*
                                                CK*0063624\DTM*097*20010920\
                Sep 25        2,212.00          Sears EDI/Eftpmt 010924 266619
                                                REF*1 *20010924153017E

Continued on next page

JORE CORPORATION
LOCKBOX ACCOUNT                                                      Page 2 of 3

Electronic Deposits/ Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Sep 04      3,274,535.28        WT Seq#45421 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01090411194395 Trn
                                                #010904045421 Rfb#012470126
                Sep 10      1,009,908.60        WT Seq#34008 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01091011141460 Trn
                                                #010910034008 Rfb#012530120
                Sep 10         14,268.40        Zero Balance Account Transfer to
                                                30082267
                Sep 11         24,489.77        WT Seq#13371 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01091108413424 Trn
                                                #010911013371 Rfb#012540036
                Sep 20         11,561.40        WT Seq#31937 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01092010562137 Trn
                                                #010920031937 Rfb#012630079
                Sep 25         18,316.05        WT Seq#38228 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01092511260485 Trn
                                                #010925038228 Rfb#012680049
                Sep 27            498.35        WT Seq#29346 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01092710092340 Trn
                                                #010927029346 Rfb#012700092

                           4,353,577.85         Total Electronic Debits/Bank
                                                Credits
                           4,353,577.85         Total Debits

Continued on next page

JORE CORPORATION
LOCKBOX ACCOUNT                                                      Page 3 of 3

Daily Ledger Balance Summary
Date                 Balance    Date                              Balance

Sep 04                 0.00     Sep 20                              0.00
Sep 10                 0.00     Sep 25                              0.00
Sap 11                 0.00     Sep 27                              0.00


        Average Daily Ledger Balance            0.00

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